Exhibit 99.1

Pluralsight Announces First Quarter 2019 Results

•	First quarter billings grew 41 percent period over period to $77.9 million

•	First quarter revenue grew 40 percent period over period to $69.6 million

•	Announces the acquisition of GitPrime, the leading developer productivity platform

Silicon Slopes, Utah - May 1, 2019 - Pluralsight, Inc. (NASDAQ: PS), the enterprise technology skills company, today announced financial results for the first quarter ended March 31, 2019.
“Our Q1 financial results marked a great start to 2019. Revenue and billings growth continue to be strong with both up over 40% year over year. We continue to demonstrate the efficiency in our model with our third consecutive quarter of positive cash flow.” said Aaron Skonnard, co-founder and CEO of Pluralsight. “Today, we are expanding our platform further to provide even more value to technologists and tech leaders. We are excited to announce our acquisition of GitPrime, the leading developer productivity platform. We are thrilled about the opportunity GitPrime brings to our customers. Combined with the ability to learn and assess technology skills at scale, Pluralsight and GitPrime provides the most complete and targeted platform for technology leaders to successfully execute and deliver their digital transformation strategies.”
First Quarter Financial Highlights

•	Billings - Q1 2019 billings were $77.9 million, an increase of 41% period over period. Q1 2019 billings from business customers were $67.2 million, an increase of 48% period over period.

•	Revenue - Q1 2019 revenue was $69.6 million, an increase of 40% period over period.

•	Gross margin - Q1 2019 gross margin was 76%, compared to 70% in Q1 2018. Q1 2019 non-GAAP gross margin was 77%, compared to 76% in Q1 2018.

•	Net loss per share - GAAP net loss per share for Q1 2019 was $0.25. Adjusted pro forma net loss per share for Q1 2019 was $0.07, compared to $0.34 in Q1 2018.

•
Cash flows - Cash provided by operations was $5.5 million for Q1 2019, compared to cash used in operations of $10.4 million in Q1 2018. Free cash flow was $2.5 million for Q1 2019, compared to negative free cash flow of $13.1 million in Q1 2018.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
Pluralsight is providing the following financial guidance for the second quarter 2019, and the full year 2019, which includes the anticipated results of the proposed GitPrime acquisition:
Second Quarter 2019 guidance:

•	Revenue is expected to be in the range of $73.5 million to $74 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.15 to $0.13, assuming weighted-average shares outstanding of approximately 137 million.
Full Year 2019 guidance:

•	Revenue is expected to be in the range of $312 million to $318 million.

•
Adjusted pro forma net loss per share is expected to be in the range of $0.42 to $0.38, which includes investments related to the proposed GitPrime acquisition, assuming weighted-average shares outstanding of approximately 137 million.

Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, and amortization of debt discount and issuance costs. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its first quarter 2019 results and outlook for its second quarter and full year 2019, today at 2:30 p.m. Mountain time (4:30 p.m. Eastern time).

Date:	May 1, 2019
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 6096825
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 6096825.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides members with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the second quarter 2019, and the full year 2019. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 21, 2019, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and secondary offering costs.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, and amortization of debt discount and issuance costs. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Revenue	$69,617	$49,644
Cost of revenue(1)(2)	16,705	14,886
Gross profit	52,912	34,758
Operating expenses(1)(2):
Sales and marketing	44,050	29,467
Technology and content	20,032	13,325
General and administrative	21,809	11,292
Total operating expenses	85,891	54,084
Loss from operations	(32,979)	(19,326)
Other (expense) income:
Interest expense	(2,024)	(3,710)
Other income (expense), net	1,614	(13)
Loss before income taxes	(33,389)	(23,049)
Provision for income taxes	(154)	(109)
Net loss	$(33,543)	$(23,158)
Less: Net loss attributable to non-controlling interests	(14,660)	—
Net loss attributable to Pluralsight, Inc.	$(18,883)	$(23,158)
Less: Accretion of Series A redeemable convertible preferred units	—	(19,525)
Net loss attributable to common shares	$(18,883)	$(42,683)
Net loss per share, basic and diluted(3)	$(0.25)
Weighted-average common shares used in computing basic and diluted net loss per share(3)	75,927

(1) Includes equity-based compensation as follows:

	Three Months Ended March 31,
	2019	2018
Cost of revenue	$79	$—
Sales and marketing	6,195	539
Technology and content	3,498	381
General and administrative	9,834	2,453
Total equity-based compensation	$19,606	$3,373

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended March 31,
	2019	2018
Cost of revenue	$525	$2,962
Sales and marketing	—	195
Technology and content	177	176
Total amortization of acquired intangible assets	$702	$3,333

(3) Represents net loss per share of Class A common stock and weighted-average shares of Class A common stock outstanding for the periods following the reorganization transactions and Pluralsight, Inc.'s initial public offering.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended March 31,
	2019	2018
Billings	$77,928	$55,419
Billings from business customers	$67,156	$45,252
% of billings from business customers	86%	82%

Non-GAAP Financial Measures

	Three Months Ended March 31,
	2019	2018
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$52,912	$34,758
Equity-based compensation	79	—
Amortization of acquired intangible assets	525	2,962
Employer payroll taxes on employee stock transactions	3	—
Non-GAAP gross profit	$53,519	$37,720
Gross margin	76%	70%
Non-GAAP gross margin	77%	76%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(32,979)	$(19,326)
Equity-based compensation	19,606	3,373
Amortization of acquired intangible assets	702	3,333
Employer payroll taxes on employee stock transactions	1,444	—
Secondary offering costs	918	—
Non-GAAP operating loss	$(10,309)	$(12,620)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to common shares	$(18,883)	$(42,683)
Accretion of Series A redeemable convertible preferred units	—	19,525
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(14,660)	—
Equity-based compensation	19,606	3,373
Amortization of acquired intangibles	702	3,333
Employer payroll taxes on employee stock transactions	1,444	—
Secondary offering costs	918	—
Amortization of debt discount and issuance costs	1,545	73
Adjusted pro forma net loss	$(9,328)	$(16,379)
Denominator:
Weighted-average shares of Class A common stock outstanding	75,927	—
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	58,949	48,408
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	134,876	48,408
Adjusted pro forma net loss per share	$(0.07)	$(0.34)

Reconciliation of net cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities	$5,540	$(10,424)
Less: Purchases of property and equipment	(2,133)	(1,868)
Less: Purchases of content library	(937)	(769)
Free cash flow	$2,470	$(13,061)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$736,566	$194,306
Accounts receivable, net	51,865	63,436
Deferred contract acquisition costs, net	16,863	—
Prepaid expenses and other current assets	10,238	8,323
Total current assets	815,532	266,065
Restricted cash	27,849	16,765
Property and equipment, net	36,552	31,641
Content library, net	6,858	7,050
Intangible assets, net	1,582	1,759
Goodwill	123,119	123,119
Deferred contract acquisition costs, noncurrent, net	3,333	—
Other assets	1,085	1,064
Total assets	$1,015,910	$447,463
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,605	$7,160
Accrued expenses	27,644	32,047
Accrued author fees	10,737	10,002
Deferred revenue	167,956	157,695
Total current liabilities	214,942	206,904
Deferred revenue, noncurrent	12,339	14,886
Convertible senior notes, net	481,167	—
Facility financing obligations	20,070	15,777
Other liabilities	1,514	1,303
Total liabilities	730,032	238,870
Stockholders' equity:
Preferred stock	—	—
Class A common stock	10	7
Class B common stock	3	6
Class C common stock	1	1
Additional paid-in capital	560,493	452,576
Accumulated other comprehensive loss	(31)	(41)
Accumulated deficit	(359,973)	(351,123)
Total stockholders' equity attributable to Pluralsight, Inc.	200,503	101,426
Non-controlling interests	85,375	107,167
Total stockholders' equity	285,878	208,593
Total liabilities and stockholders' equity	$1,015,910	$447,463

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Operating activities
Net loss	$(33,543)	$(23,158)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	2,056	2,191
Amortization of acquired intangible assets	702	3,333
Amortization of course creation costs	579	447
Equity-based compensation	19,606	3,373
Amortization of deferred contract acquisition costs	5,867	—
Amortization of debt discount and issuance costs	1,545	876
Provision for doubtful accounts	27	222
Deferred tax benefit	(27)	—
Other	25	—
Changes in assets and liabilities:
Accounts receivable	11,392	6,802
Deferred contract acquisition costs	(5,851)	—
Prepaid expenses and other assets	(1,917)	(1,966)
Accounts payable	1,035	2,063
Accrued expenses and other liabilities	(4,979)	(10,203)
Accrued author fees	735	(179)
Deferred revenue	8,288	5,775
Net cash provided by (used in) operating activities	5,540	(10,424)
Investing activities
Purchases of property and equipment	(2,133)	(1,868)
Purchases of content library	(937)	(769)
Net cash used in investing activities	(3,070)	(2,637)
Financing activities
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	617,663	—
Purchase of capped calls related to issuance of convertible senior notes	(69,432)	—
Proceeds from issuance of common stock from employee equity plans	2,621	—
Borrowings of long-term debt	—	20,000
Payments of costs related to initial public offering	—	(1,899)
Payments of debt issuance costs	—	(450)
Other	(4)	(4)
Net cash provided by financing activities	550,848	17,647
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	26	9
Net increase in cash, cash equivalents, and restricted cash	553,344	4,595
Cash, cash equivalents, and restricted cash, beginning of period	211,071	28,477
Cash, cash equivalents, and restricted cash, end of period	$764,415	$33,072
Reconciliation of cash, cash equivalents and restricted cash as shown in the statement of cash flows:
Cash and cash equivalents	$736,566	$32,359
Restricted cash	27,849	713
Total cash, cash equivalents, and restricted cash	$764,415	$33,072

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com